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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 19, 2004

                       MEDSTRONG INTERNATIONAL CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                     000-33035              95-4855709
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(State or Other Jurisdiction          (Commission         ( I.R.S. Employer
     of Incorporation)               File Number)         Identification No.)


                350 Bedford Street, Suite 203, Stamford, CT 06901
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               (Address of Principal Executive Offices) (Zip Code)


Registrant's telephone number, including area code: (203) 352-8800
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          Former name or former address, if changed since last report


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

{ } Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

{ } Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

{ } Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

{ } Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))
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ITEM 5.02. Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers.



         Effective September 19, 2004, Mr. Jerry R. Farrar, our Chief Executive Officer and Chief Financial Officer, and a Director, resigned from all of his positions with the Company. Mr. Farrar's employment agreement was terminated effective September 19, 2004, pursuant to a Settlement Agreement dated as of that date (the "Settlement Agreement").

         In addition, pursuant to the Settlement Agreement, we entered into an amendment of our license agreement with Mr. Farrar/Cargril Acceptance Corporation (the "License Agreement Amendment"), pursuant to which the minimum royalty and one percent continuing royalty provided for this license agreement were eliminated, and the required royalty payment was changed to a continuing royalty payment of 35% of the gross net margin for certain identified accounts.

         The Settlement Agreement and the License Agreement Amendment are filed as Exhibits to this Report, and reference is made to these agreements so filed for the complete terms thereof.



ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

       Exhibit No.                        Description

        10.18 Settlement Agreement, dated as of September 19, 2004 between the Company and Jerry R. Farrar.

        10.19 Amendment, dated as of September 19, 2004, to License Agreement, dated April 1, 2004, between the Company and Jerry R. Farrar/Cargril Acceptance Corporation.





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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                        MEDSTRONG INTERNATIONAL CORPORATION


                            By   /s/ Joel San Antonio
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                                Joel San Antonio, Chairman
Date: September 23, 2004